EXHIBIT 23
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                CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the
Registration Statement on Form S-8 (No. 33-56896 and No. 333-108298) of John B. Sanfilippo & Son, Inc. of our report dated August 13, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
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Chicago, Illinois
September 1, 2004